SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 24, 2006

                        First Clover Leaf Financial Corp.
             (Exact name of registrant as specified in its charter)

                   Maryland        0-50820                        20-4797391
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(State or other jurisdiction    (Commission File No.)         (IRS Employer
of incorporation)                                            Identification No.)




300 St. Louis Street, Edwardsville, Illinois                           62025
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    (Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (618) 656-6200


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CRF 240.13e-4(c))




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Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers

     On October 24, 2006, the Board of Directors of First Clover Leaf Financial Corp. (the "Company") appointed Dennis M. Terry to the position of President and Chief Executive Officer of the Company and its wholly owned subsidiary, First Clover Leaf Bank (the "Bank").

     Mr. Terry, age 59, most recently served as Chief Operating Officer of the Company and the Bank since the consummation of the Company's acquisition of Clover Leaf Financial Corp. and its wholly owned subsidiary bank, Clover Leaf Bank (the "Acquisition") in July 2006. Prior to the Acquisition, since 2000, Mr. Terry served as president and chief executive officer of Clover Leaf Bank, and president and chief executive officer of Clover Leaf Financial Corp. since its incorporation in 2001.

     In connection with the Acquisition, Mr. Terry entered into an employment agreement with the predecessor to the Company, First Federal Financial Services, Inc., and its wholly owned subsidiary, First Federal Savings and Loan Association of Edwardsville. The material terms of the agreement were set forth in the Company's prospectus filed as part of its Registration Statement on Form SB-2 (the "Form SB-2"), initially filed with the SEC on March 14, 2006, and the agreement was filed as an exhibit to the amended Form SB-2, filed with the SEC on May 5, 2006.

     Mr. Terry's appointment as President and Chief Executive Officer follows the retirement of Larry W. Mosby as the President and Chief Executive Officer of the Company and the Bank, effective as of October 24, 2006.


Item 8.01.  Other Events.

     On October 24, 2006, the Board of Directors of the Company declared a cash dividend on the Company's common stock of $0.06 per share for the quarter ended September 30, 2006. The dividend will be payable to stockholders of record as of November 17, 2006 and is expected to be paid on November 24, 2006.

     A copy of the press release dated October 24, 2006, giving details associated with the dividend, is attached as Exhibit 99 to this report.


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Item 9.01.            Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits.

              Exhibit No.                   Description
              -----------                   -----------

                  99                        Press release dated October 24, 2006


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                        FIRST CLOVER LEAF FINANCIAL CORP.


DATE:  October 30, 2006              By: /s/ Darlene F. McDonald
                                         ---------------------------------------
                                         Darlene F. McDonald
                                         Chief Financial Officer